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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of Earliest Event Reported):

                                NOVEMBER 29, 2000

                                DEVX ENERGY, INC.
             (Exact name of registrant as specified in its charter)


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
              DELAWARE                            0-21179                               75-2615565
      (State of incorporation)             (Commission File No.)             (IRS Employer Identification No.)

                           13760 NOEL ROAD, SUITE 1030
                            DALLAS, TEXAS 75240-7336
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (972) 233-9906



          (Former name or former address, if change since last report)

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ITEM 5.  OTHER EVENTS

         Enclosed herewith as Exhibit 99.1 is a copy of the Registrant's press release dated November 29, 2000.


ITEM 7.  EXHIBITS.

         99.1     Press Release dated November 29, 2000.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                DEVX ENERGY, INC.



Date:   December 5, 2000        By:     /s/ Edward J. Munden
                                        ---------------------------------------
                                Name:   Edward J. Munden
                                Title:  President and Chief Executive Officer




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                                  EXHIBIT INDEX


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
EXHIBIT
NUMBER                       DESCRIPTION
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
 99.1             Press Release dated November 29, 2000.
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